                                                                    EXHIBIT 99.1

                     [SOUTHERN COMMUNITY BANCSHARES LOGO]


For Immediate Release

May 3, 2005

For more information:
                                                                  Leslye Grindle
                                                         Chief Financial Officer
                                                                    770 716-6999
                                              LGrindle@SouthernCommunityBank.com


                      SOUTHERN COMMUNITY BANCSHARES REPORTS
                             FIRST QUARTER EARNINGS

FAYETTEVILLE, GA, May 3, 2005 - Southern Community Bancshares (OTC: SNCB), the parent company of Southern Community Bank, reports net interest income for the quarter ended March 31, 2005, of $2,479,798 compared to $2,038,865 for the same period last year, an increase of $440,933 or 22%. Net income for the quarter was $288,814 or $.11 per basic share, compared to $583,008 or $.23 per share for the same period in 2004. This decrease in net income is attributable to the Company's recent expansion into Henry, Clayton and Coweta counties.

Total assets at March 31, 2005, were $273.4 million as compared to the prior year level of $214.1 million, an increase of $59.3 million or 28%. Net loans at March 31, 2005 were $202.4 million and have increased $63.3 million or 46% over the past twelve months. Deposits increased $50 million over the past twelve months to $216.9 million as of March 31, 2005.

Based in Fayetteville, Georgia, Southern Community Bancshares, Inc. is a bank holding company that provides traditional bank products and services through its subsidiary, Southern Community Bank. Southern Community Bank has locations in Fayetteville, Peachtree City, Newnan, Locust Grove and Jonesboro, Georgia. The stock is quoted over the counter under the symbol "SNCB".

                          Southern Community Bancshares
                           Consolidated Balance Sheets
                                   (Unaudited)

                                                                     MARCH 31,        MARCH 31,
                                ASSETS                                 2005             2004
                                                                  -------------     -------------

Cash and due from banks ......................................    $   5,437,458         3,387,381
Interest bearing DDA .........................................          651,016                --
Federal funds sold ...........................................        2,804,000         9,746,000
Securities available-for-sale ................................       48,959,800        53,685,001
Restricted equity securities .................................        1,666,700         1,200,000

Loans ........................................................      204,566,600       140,692,625
Less allowance for loan losses ...............................        2,134,485         1,572,986
                                                                  -------------     -------------
          Loans, net .........................................      202,432,114       139,119,639

Premises and equipment .......................................        8,271,776         5,306,539
Other assets .................................................        3,129,768         1,636,109
                                                                  -------------     -------------

          TOTAL ASSETS .......................................    $ 273,352,633       214,080,669
                                                                  =============     =============

                 LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits
    Noninterest-bearing ......................................    $  22,883,036        19,574,895
    Interest-bearing .........................................      194,041,303       147,372,682
                                                                  -------------     -------------
          Total deposits .....................................      216,924,339       166,947,577

Federal Home Loan Bank advances ..............................       25,000,000        24,000,000
Securities sold under repurchase agreements ..................        4,678,096         2,430,224
Other liabilities ............................................          832,469           982,151
Subordinated debentures ......................................        5,774,000                --
                                                                  -------------     -------------
          TOTAL LIABILITIES ..................................      253,208,904       194,359,953
                                                                  -------------     -------------

Shareholders' equity
    Capital stock, no par value; 10,000,000 shares authorized;
      2,584,060 and 1,934,777 shares issued and outstanding,
      respectively ...........................................       16,066,013        16,050,433
    Retained earnings ........................................        4,453,936         3,356,620
    Accumulated other comprehensive (loss) ...................         (665,033)          313,663
                                                                  -------------     -------------
          TOTAL SHAREHOLDERS' EQUITY .........................       20,143,730        19,720,716
                                                                  -------------     -------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .........    $ 273,352,633       214,080,669
                                                                  =============     =============

                          Southern Community Bancshares
                        Consolidated Statements of Income
                                   (Unaudited)

                                                                          Three Months Ended
                                                                     ----------------------------
                                                                       March 31,       March 31,
                                                                         2005            2004
                                                                     ------------    ------------
INTEREST INCOME
    Loans, including fees .......................................    $  3,374,187    $  2,416,593
    Taxable securities ..........................................         423,412         496,327
    Nontaxable securities .......................................         106,570          91,085
    Interest on deposits in banks ...............................          46,503              --
    Federal funds sold ..........................................          10,158          13,056
                                                                     ------------    ------------
          TOTAL INTEREST INCOME .................................       3,960,830       3,017,061
                                                                     ------------    ------------

INTEREST EXPENSE
    Deposits ....................................................       1,217,041         831,795
    Other borrowings ............................................         263,991         146,401
                                                                     ------------    ------------
          TOTAL INTEREST EXPENSE ................................       1,481,032         978,196
                                                                     ------------    ------------

          NET INTEREST INCOME ...................................       2,479,798       2,038,865
PROVISION FOR LOAN LOSSES .......................................         305,000         153,121
                                                                     ------------    ------------
          NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ...       2,174,798       1,885,744
                                                                     ------------    ------------

OTHER INCOME
    Service charges on deposit accounts .........................         128,983          95,444
    Gain on sale of securities available-for-sale ...............           3,300          49,185
    Gain on sale of loans .......................................              --              --
    Other operating income ......................................          22,634          14,326
                                                                     ------------    ------------
          TOTAL OTHER INCOME ....................................         154,917         158,955
                                                                     ------------    ------------

OTHER EXPENSES
    Salaries and employee benefits ..............................       1,047,632         686,708
    Equipment and occupancy expenses ............................         270,782         153,919
    Other operating expenses ....................................         596,949         319,547
                                                                     ------------    ------------
          TOTAL OTHER EXPENSES ..................................       1,915,363       1,160,174
                                                                     ------------    ------------

          NET INCOME BEFORE INCOME TAXES ........................         414,352         884,525
INCOME TAX EXPENSE ..............................................         125,538         301,517
                                                                     ------------    ------------

          NET INCOME ............................................    $    288,814    $    583,008
                                                                     ============    ============


BASIC EARNINGS PER SHARE ........................................    $       0.11    $       0.23